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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  July 17, 1996
                Date of Report (Date of earliest event reported)

                                PENULTIMATE, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   0-23152                    33-0253408
     (State or other              (Commission                (IRS Employer
     jurisdiction of              File Number)            Identification No.)
      incorporation)

            500 Oakmead Parkway
            Sunnyvale, California                         94086
       (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (408) 524-4200

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         A. Exhibits:

            Exhibit 16. Letter re change in certifying accountants.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PENULTIMATE, INC.

Date:  August 5, 1996             By:/S/ David M. Licurse, Sr.

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                                  David M. Licurse, Sr.
                                  Chief Financial Officer and
                                  Vice President of Operations

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